UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported): June 29, 2007

WALKER FINANCIAL CORPORATION

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	0-5418	13-2637172
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 Stewart Avenue - Suite 650

Garden City, New York

 (Address of Principal Executive Offices)

(516) 832-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02

NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On May 23, 2007, we filed an amended 10-KSB to provide our stockholders with the following explanatory note in the introduction of our annual report:

EXPLANATORY NOTE

On May 18, 2007, we filed our Form 10-KSB for the period ended December 31, 2006 (the “Form 10-KSB”) with the Securities and Exchange Commission (the “Commission”).  Prior to making our filing, we had been in communication with our current independent certified public accountant, Russell, Bedford, Stefanou, Mirchandani LLP (“Russell Bedford”), and our former independent certified public accountants, Marcum & Kliegman LLP (“Marcum”), in order to complete the required audit of our financial statements and to obtain the consents of said accountants in connection with the filing.  We filed our Form 10-KSB for the period ended December 31, 2006 on May 18, 2007 without the inclusion of the requisite report on the financial statements for the year ended December 31, 2005.   In addition, although we believed we had received the consent of Russell Bedford to make the filing, Russell Bedford had in fact not yet consented to the inclusion of their audit report for the year ended December 31, 2006.

We are currently preparing an amended Form 10-KSB for the period ended December 31, 2006 and are aggressively seeking to have this amended report reviewed by Marcum and Russell Bedford in order to have the accountants provide any additional comments required to complete the report and to deliver their consent in connection with the filing.

We intend to file such amended Form 10-KSB to rectify the filing, which report will include the reports and consents of appropriate independent certified public accountants with respect to our financial statements, at the earliest practicable date.

Russell Bedford has reviewed the above disclosure contained in our amended 10-KSB filed May 23, 2007 and has provided  us with a letter addressed to the Securities and Exchange Commission with respect to the aforementioned disclosure.  A copy of the letter provided by Russell Bedford is included as Exhibit 7.1 and is incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
7.1	Letter from RBSM LLP to the Securities and Exchange Commission, dated June 28, 2007 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2007		WALKER FINANCIAL CORPORATION

	By:	/s/ Mitchell Segal
	Name:	Mitchell Segal
	Title:	Chief Executive Officer